UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 1, 2007

Date of Report (Date of earliest event reported)

GLOBAL IMAGING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24373	59-3247752
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3820 Northdale Blvd., Suite 200A, Tampa, FL 33624

(Address of principal executive offices) (Zip Code)

(813) 960-5508

(Registrant’s telephone number)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2007, Global Imaging Systems, Inc., a Delaware corporation (“Global”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Xerox Corporation, a New York corporation (“Xerox”), and RG Acquisition I Corp., a Delaware corporation and a wholly-owned subsidiary of Xerox (the “Purchaser”), pursuant to which, among other things, the Purchaser will commence a tender offer for all the outstanding shares of common stock of Global, subject to the terms and conditions of the Merger Agreement.

Merger Agreement

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, the Purchaser will commence a tender offer (the “Offer”) to acquire all the outstanding shares of Global common stock, par value $0.01 per share (“Global Common Stock”), at a price of $29.00 per share, net to the selling stockholders in cash, without interest (the “Offer Price”). The Merger Agreement provides that the Offer will be commenced by April 4, 2007 (or such other day as the parties agree in writing), and will remain open for at least 25 business days. Pursuant to the Merger Agreement, after the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, the Purchaser will merge with and into Global (the “Merger”) and Global will become a wholly-owned subsidiary of Xerox (the “Surviving Corporation”). At the effective time of the Merger, each issued and outstanding share of Global Common Stock (“Shares”) (other than Shares owned by Global, Xerox or the Purchaser, and Shares held by stockholders who have perfected their statutory rights of appraisal under Section 262 of the Delaware General Corporation Law), will be automatically converted into the right to receive an amount in cash, without interest, equal to the Offer Price.

The Merger Agreement includes customary representations, warranties and covenants of Global, Xerox and the Purchaser. Global has agreed to operate its business in the ordinary course until the Offer is consummated. Global has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Global and to certain other restrictions on its ability to respond to such proposals. The Merger Agreement also includes customary termination provisions for both Global and Xerox and provides that, in connection with the termination of the Merger Agreement under specified circumstances, Global may be required to pay to Xerox a termination fee of $34,380,000.

Consummation of the Offer is subject to various conditions, including the tender of at least a majority of the fully diluted shares of common stock of Global (assuming conversion or exercise of all derivative securities regardless of the conversion or exercise price, the vesting schedule or the other terms and conditions thereof) in the Offer, the expiration or termination of applicable waiting periods under the United States Hart-Scott-Rodino Antitrust Improvements Act, and other customary closing conditions. Subject to the terms of the Merger Agreement, Global has granted the Purchaser an option to purchase that number of newly-issued Shares that is equal to one Share more than the amount needed to give the Purchaser ownership of 90% of the outstanding Shares (determined on a fully-diluted basis (which assumes conversion or exercise of all derivative securities regardless of the conversion or exercise price, the vesting schedule or the other terms and conditions thereof)) (the “Top-Up Option”). The Top-Up Option is exercisable only if the Purchaser acquires at least 85% of the outstanding Shares pursuant to the Offer or otherwise. The Purchaser will pay Global the Offer Price for each share acquired upon exercise of the Top-Up Option.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 hereto and incorporated herein by reference.

On April 2, 2007, Global and Xerox issued a joint press release relating to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Global. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Global or Xerox or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in a confidential seller letter that the parties have exchanged. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of such agreement or a prior, specified date, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important part by the underlying disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Global’s public disclosures.

Additional Information

The tender offer described in this report has not yet commenced, and this report is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the tender offer is commenced, the Purchaser will file a tender offer statement with the U.S. Securities and Exchange Commission (the “SEC”). Investors and Global security holders are strongly advised to read the tender offer statement (including an offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement that will be filed by Global with the SEC, because they will contain important information. These documents will be available at no charge on the SEC’s Web site at www.sec.gov.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K may contain, in addition to historical information, certain forward-looking statements. All statements included in this Current Report on Form 8-K concerning activities, events or developments that Xerox and Global expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the risk that the tender offer will not close because of a failure to satisfy one or more of the closing conditions and that Global’s business will have been adversely impacted during the pendency of the tender offer. Additional information on these and other risks, uncertainties and factors is included in Global’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit 2.1	Agreement and Plan of Merger, dated as of April 1, 2007, by and among Xerox Corporation, a New York corporation, RG Acquisition I Corp., a Delaware corporation, and Global Imaging Systems, Inc., a Delaware corporation. *

Exhibit 99.1	Press Release, dated April 2, 2007.

*	Exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Global agrees to furnish a supplemental copy of any omitted exhibit to the SEC upon request.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Imaging Systems, Inc.

Date: April 2, 2007	By:	/s/ Raymond Schilling
Raymond Schilling
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 2.1	Agreement and Plan of Merger, dated as of April 1, 2007, by and among Xerox Corporation, a New York corporation, RG Acquisition I Corp., a Delaware corporation, and Global Imaging Systems, Inc., a Delaware corporation. *

Exhibit 99.1	Press Release, dated April 2, 2007.

*	Exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Global agrees to furnish a supplemental copy of any omitted exhibit to the SEC upon request.